UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of earliest event reported:  October 30, 2014

Synergy Pharmaceuticals Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35268	33-0505269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 Lexington Avenue, Suite 2012, New York, NY  10170

(Address of Principal Executive Offices)   (Zip Code)

(212) 297-0020

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On October 30, 2014, Synergy Pharmaceuticals Inc. (the “Company”) issued a press release announcing the exercise of the over-allotment option by the initial purchasers in connection with the Company’s previously announced offering of senior convertible notes.  A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This current report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy the notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release of Synergy Pharmaceuticals Inc., dated October 30, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    October 30, 2014

SYNERGY PHARMACEUTICALS INC.

By:	/s/ Gary S. Jacob
Gary S. Jacob, Ph.D.
President and Chief Executive Officer